Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Main Street Capital Corporation New Issue Announcement

ISSUER:	Main Street Capital Corporation (“MAIN”)
EXPECTED RATINGS:	BBB (S&P) (Stable)*
SECURITY DESCRIPTION:	Unsecured Notes
FORMAT:	SEC Registered
SIZE:	$100mm
MATURITY:	5 Years
PRICE GUIDANCE:	TBD
BOOKRUNNERS:	RBC/GS/KBW
JOINT LEAD MANAGERS:	TBD
CO-MANAGERS:	TBD
MINIMUM DENOMS:	$2,000 x $1,000
USE OF PROCEEDS:	To repay outstanding indebtedness under credit facility
SETTLEMENT:	T+3
TIMING:	ASAP

*  Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of MAIN before investing. The preliminary prospectus supplement dated October 31, 2014, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about MAIN and should be read carefully before investing. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement is not complete and may be changed.

The preliminary prospectus supplement, the accompanying prospectus and this announcement do not constitute offers to sell or the solicitation of offers to buy nor will there be any sale of the securities referred to in this announcement in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus supplement and an accompanying prospectus, copies of which may be obtained from RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Three World Financial Center, 200 Vesey St., 8th Floor, New York, NY 10179, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; Goldman, Sachs & Co., Attn:  Prospectus Department, 200 West Street, New York, NY 10282, telephone: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Capital Markets, telephone: 800-966-1559.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.